UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019

Blonder Tongue Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey	08857
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 29, 2019, Blonder Tongue Laboratories, Inc. (the “Company”), R. L. Drake Holdings, LLC, a wholly-owned subsidiary of the Company (together with the Company, the “Borrower”), Blonder Tongue Far East, LLC, a wholly-owned subsidiary of the Company (“Blonder Tongue Far East”), as a guarantor and a credit party, and Sterling National Bank (as lender and as administrative agent, “Sterling”) entered into a Second Amendment to Loan and Security Agreement (the “Second Amendment”).

The Second Amendment revised certain provisions of the Loan and Security Agreement dated as of December 28, 2016 by and between the Borrower, Blonder Tongue Far East and Sterling (the “Original Agreement”), as amended by the First Amendment to Loan and Security Agreement dated March 30, 2017 (together with the Original Agreement, the “Amended Loan Agreement”).  In particular, the Second Amendment replaces the existing fixed charge coverage ratio covenant with a minimum liquidity covenant. That covenant obligates the Borrower to not permit the sum of its unrestricted cash (as described in the Second Amendment) plus availability under the asset-based revolving line of credit under the Amended Loan Agreement to drop below $2,000,000 at any time. In addition, the Second Amendment includes a waiver by Sterling of the Borrower’s failure to comply with the fixed charge coverage ratio covenant under the Amended Loan Agreement as of December 31, 2018 and January 31, 2019. In connection with the Second Amendment, the Borrower paid Sterling an amendment and waiver fee of $15,000.

The foregoing summary of the Second Amendment is not complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.  Upon a default under the Amended Loan Agreement, as further amended by the Second Amendment, including the non-payment of principal or interest, the obligations of Borrower may be accelerated and Sterling may pursue its rights under the Amended Loan Agreement, as amended by the Second Amendment, the related Guaranty Agreement, the Uniform Commercial Code and any other applicable law or in equity.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Second Amendment To Loan and Security Agreement dated March 29, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

Date: April 2, 2019	By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment To Loan and Security Agreement dated March 29, 2019.

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